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                                                                   Exhibit 10.37

                     FORM OF REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of August __, 1999, by and among PLUG POWER, L.L.C., a Delaware limited liability company ("PP, LLC"), and GE ON-SITE POWER, INC., a Delaware corporation ("GEOSP").

     WHEREAS:

     A. PP, LLC originally was formed in June 1997 as a Delaware limited liability company. Upon effectiveness of PP, LLC's proposed initial public offering (the "IPO"), PP, LLC will merge (the "Merger") into a newly formed Delaware corporation ("PP, Inc.") and all of PP, LLC's outstanding Class A membership interests (the " Class A Interests") will be converted on a one-for-one basis into shares of common stock of PP, Inc. (the "Common Stock").

     B. GEOSP currently owns an aggregate of 2,250,000 shares of Class A Interests and an option (the "Option") to purchase an additional 3,000,000 shares of Class A Interests at a price of $12.50 per share. Pursuant to the terms of the Agreement dated of even date herewith (the "Exercise Agreement") by and among PP, LLC, GEOSP, GE Power Systems business of General Electric Company, a New York corporation, and GE Fuel Cell Systems, L.L.C., a Delaware limited liability company, GEOSP has agreed to exercise the Option concurrently with or prior to the IPO. As a result, upon effectiveness of the Merger, the Class A Interests then owned by GEOSP (including the 3,000,000 shares issuable upon exercise of the Option) will be converted into an aggregate of 5,250,000 shares of common stock. As used herein, the term "Shares" shall mean, for periods prior to the Merger, the 5,250,000 shares of Class A Interests owned by GEOSP (including the shares of Class A Interests issued or issuable upon exercise of the Option) and, for periods after the Merger, shall mean the 5,250,000 shares of Common Stock issued to GEOSP in exchange for its Class A Interests in connection with the Merger (including such shares issued in connection with the exercise of the Option). Further, the term "PP" shall mean, for periods prior to the Merger, PP, LLC, and, for periods after the Merger, PP, Inc.

     C. To induce GEOSP to execute and deliver the Exercise Agreement, PP has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PP and GEOSP hereby agree as follows:

     1.   DEFINITIONS.
          -----------

          a. As used in this Agreement, the following terms shall have the following meanings:

          i. "INVESTOR" means GEOSP and any transferee or assignee thereof who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 hereof.

          ii. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering
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securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          iii. "REGISTRATION PERIOD" means, with regard to any Investor and the shares of Registrable Securities then held by such Investor, that period beginning on the first anniversary of the closing date of the IPO and ending on the date on which such shares of Regisitrable Securities may be publicly sold (without restriction as to the number of shares that may be sold) pursuant to Rule 144 of the SEC under the 1933 Act. It is understood and agreed that the termination of the Registration Period applicable to one or more Investors shall not result in the termination of the Registration Period applicable to other Investors.

          iv. "REGISTRABLE SECURITIES" means (A) the Shares and (B) any other shares of Class A Interests or Common Stock, as the case may be, now held or hereafter acquired by GEOSP or any other entity that controls, is controlled by or is under common control with GEOSP, and (C) any Class A Interests or Common Stock issued or issuable with respect to Registrable Securities by reason of a stock dividend or stock split or connection with a confirmation of shares, recapitalization, merger, consolidation or other reorganization.

          v. "REGISTRATION STATEMENT" means a registration statement of PP under the 1933 Act.

      b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Exercise Agreement.

     2.   REGISTRATION.
          ------------

          a. Demand Registration.
             -------------------

             (i) If, at any time during the Registration Period, either (A) Investors holding at least 25% of the Registrable Securities then outstanding or
(B) GEOSP, propose to dispose of, pursuant to a Long Form Registration Statement (as defined below) (whether or not PP is eligible to use a Short Form Registration Statement (as defined below)), all or part of their shares of the Registrable Securities, then such Investors or GESOP may request PP in writing to effect such registration under the 1933 Act, stating the form of registration statement under the 1933 Act to be used, the number of shares of Registrable Securities to be disposed of and the intended method(s) of disposition of such shares. The term "LONG FORM REGISTRATION STATEMENT" shall mean a registration statement on Form S-1, Form S-2, Form SB-1 or Form SB-2, or any similar or successor form of registration statement adopted by the SEC from and after the date hereof. The term "SHORT FORM REGISTRATION STATEMENT" shall mean a registration statement on Form S-3 or any similar or successor form of registration statement adopted by the SEC from and after the date hereof.

             (ii) Notwithstanding the foregoing, if at any time at which PP is entitled to file a registration statement on a Short Form Registration Statement, either (A) Investors who propose to dispose of, pursuant to a Short Form Registration Statement, shares of Registrable Securities which such Investors in their good faith discretion determine would have an anticipated aggregate offering price of at least $100,000 or (B) GEOSP, proposes to dispose of all or part of its Registrable Securities pursuant to a Short Form Registration Statement, then such Investors or GESOP may request PP in writing to effect such registration on a Short Form Registration Statement, stating the number of shares of Registrable Securities to be disposed of and the intended method(s) of disposition of such shares. Holders of Registrable Securities which request registration pursuant to Section 2.(a)(i) or (ii) are referred to herein as the "INITIATING HOLDERS".

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          (iii)     Upon receipt of a request pursuant to Section 2(a)(i) or
(ii) above, PP shall give prompt written notice thereof to all other Investors who hold Registrable Securities. Upon receipt of such request, PP shall promptly effect the registration under the 1933 Act of all shares of Registrable Securities specified in the requests of the Initiating Holders and the requests (stating the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares) of other holders of shares of Registrable Securities given within 20 days after receipt of such notice from PP all to the extent requisite to permit the disposition (in accordance with the intended methods of disposition) of the Registrable Securities to be registered.

          (iv) Notwithstanding the foregoing, PP may postpone taking action with respect to a Demand Registration for a reasonable period of time after receipt of the request (not exceeding 60 days) if, in the good faith opinion of PP's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require PP to make public disclosure of information the public disclosure of which would have a material adverse effect upon PP; provided that PP shall not delay such action pursuant to this sentence
         --------
more than once in any twelve (12) month period. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to and approved by GEOSP and its counsel prior to its filing or other submission, such approval not to be unreasonably withheld.

          b.   Underwritten Offering.  If any offering pursuant to a
               ---------------------
Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, GEOSP shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer its interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to PP.

          c.   Piggy-Back Registrations.  If at any time after the IPO and prior
               -------------------------
to the expiration of the Registration Period PP shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) PP shall send to GEOSP written notice of such determination and, if within twenty (20) days after receipt of such notice, GEOSP shall so request in writing, PP shall include in such Registration Statement all or any part of the Registrable Securities GEOSP requests to be registered, except that if, in connection with any underwritten public offering for the account of PP, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution (and provided that such determination does not take into account GEOSP's or its affiliates' technical support and/or distribution relationships with PP), then PP shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which GEOSP has requested inclusion hereunder; provided, that no portion of the equity
                               ---------
securities which PP is offering for its own account shall be excluded; provided,
                                                                       --------
further that PP shall be entitled to exclude Registrable Securities to the
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extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of PP. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that PP shall not exclude any
                            --------  -------
Registrable Securities unless PP has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving
                            --------  -------  -------
effect to the

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immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right hereunder to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of PP under this Section 2(c) may be waived by GEOSP. If an offering in connection with which GEOSP is entitled to registration under this Section 2(c) is an underwritten offering, then GEOSP shall, unless otherwise agreed by PP, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Class A Interests or Common Stock included in such underwritten offering.

          d.   Eligibility for Form S-3.  PP shall file all reports required to
               ------------------------
be filed by PP with the SEC in a timely manner so as to establish eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by GEOSP of the Registrable Securities, PP shall register the sale on another appropriate form acceptable to GEOSP.

          e.   Cutback Registration.  "Cutback Registration" means any Demand
               --------------------
Registration or Piggyback Registration to be effected as an underwritten offering in which the managing underwriter with respect thereto advises PP in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of PP which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such offering.

              (i) If a Demand Registration becomes a Cutback Registration, PP will include in any such registration to the extent of the number which the managing underwriter of an offering advises PP can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by
------
GEOSP and (ii) second, other securities of PP proposed to be included in such
               ------
registration, allocated among the holders thereof in accordance with the priorities then existing among PP and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Demand Registration.

             (ii) If a Piggyback Registration becomes a Cutback Registration, PP will include in such registration to the extent of the amount of the securities which the managing underwriter advises PP can be sold in such offering:

               (A) if such registration as initially proposed by PP was solely a primary registration of its securities, (x) first, the securities proposed
                                                 ------
     by PP to be sold for its own account, (y) second, any Registrable
                                               ------
     Securities requested to be included in such registration by GEOSP, and (z) third, any other securities of PP proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among PP and such holders; and

               (B) if such registration as initially proposed by PP was in whole or in part requested by holders of securities of PP, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) first, such securities held by the holders
                              -----
     initiating such registration and, if applicable, any securities proposed by PP to be sold for its own account, allocated in accordance with the priorities then existing among PP any such holders, (y) second, any
                                                             ------
     Registrable Securities requested to be included in such registration by GEOSP, and (z) third, any other securities of PP proposed to be included in
                    -----
     such registration, allocated among the holders thereof in accordance with the priorities then existing among PP and the holders of such other securities;

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and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

     3.   OBLIGATIONS OF THE COMPANY.
          --------------------------

     In connection with the registration of the Registrable Securities, PP shall have the following obligations:

          a.   PP shall prepare promptly, and file with the SEC as required by
Section 2(a), a Registration Statement with respect to the number of Registrable Securities specified as provided in Section 2(a), and thereafter shall use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all Investors with Registrable Securities included in the Registration Statement may sell all of their Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act, or (ii) the date on which all Investors with Registrable Securities included in the Registration Statement have sold such Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Each Investor shall give notice to PP when it has sold all of its Registrable Securities.

          b. PP shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of PP covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

          c. PP shall furnish to GEOSP and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by PP, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as GEOSP may reasonably request in order to facilitate the disposition of the Registrable Securities owned by GEOSP.

          d. In the case of the Registration Statement referred to in Section 2(a), PP shall furnish to the counsel of GEOSP each letter written by or on behalf of PP to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which PP has sought confidential treatment).

          e. PP shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as GEOSP reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or

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advisable to qualify the Registrable Securities for sale in such jurisdictions;
provided, however, that PP shall not be required in connection therewith or as a
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condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (b) subject itself to general taxation in any such jurisdiction, or (c) file a general consent to service of process in any such jurisdiction.

          f. In the event GEOSP selects underwriters for the offering, PP shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering. PP shall not be required to provide such Underwriter with rights of first refusal with respect to any subsequent offerings, including debt and equity financing, or any requirements with respect to mergers, acquisitions or other business combinations.

          g. As promptly as practicable after becoming aware of such event, PP shall notify GEOSP of the happening of any event, of which PP has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to GEOSP as it may reasonably request.

          h. PP shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify GEOSP (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          i. PP shall permit a single firm of counsel, designated as selling stockholders' counsel by GEOSP, to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

          j. PP shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of PP's fiscal quarter next following the effective date of the Registration Statement.

          k. At the request of GEOSP, PP shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a "comfort" letter, dated such date, from PP's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, from counsel representing PP for purposes of such Registration Statement and the underwriting agreement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and GEOSP.

          l. PP shall make available for inspection by (i) GEOSP, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by GEOSP, and (iv) one firm of attorneys retained by all such

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underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of PP (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause PP's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided,
                                                                     --------
however, that each Inspector shall hold in confidence and shall not make any
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disclosure (except to GEOSP and to other Inspectors) of any Record or other information which PP determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. PP shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to PP) with PP with respect thereto, substantially in the form of this Section 3(l). GEOSP agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to PP and allow PP, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          m. PP shall hold in confidence and not make any disclosure of information concerning GEOSP provided to PP unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. PP agrees that it shall, upon learning that disclosure of such information concerning GEOSP is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to GEOSP and allow GEOSP, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          n. PP shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange or the American Stock Exchange and on each additional national securities exchange on which securities of the same class or series issued by PP are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or Nasdaq SmallCap Market.

          o. PP shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities, and shall provide CUSIP numbers for the Registrable Securities, not later than the effective date of the Registration Statement.

          p. PP shall cooperate with GEOSP and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or GEOSP may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or GEOSP may request. No later than the effective date of any Registration Statement registering the resale of Registrable Securities, PP shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of legended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

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          q.   PP shall take all other reasonable actions necessary to expedite and facilitate disposition by GEOSP of Registrable Securities pursuant to the Registration Statement.

     4.   OBLIGATIONS OF GEOSP.
          --------------------

     In connection with the registration of the Registrable Securities, GEOSP shall have the following obligations:

          a. It shall be a condition precedent to the obligations of PP to complete the registration pursuant to this Agreement and to make payments under
Section 2(c) hereof with respect to the Registrable Securities of GEOSP that GEOSP shall furnish to PP such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as PP may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, PP shall notify GEOSP in writing of the information PP requires from GEOSP if it elects to have any of its Registrable Securities included in the Registration Statement.

          b. GEOSP by its acceptance of the Registrable Securities agrees to cooperate with PP as reasonably requested by PP in connection with the preparation and filing of the Registration Statement hereunder, unless GEOSP has notified PP in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

          c. In the event GEOSP determines to engage the services of an underwriter, GEOSP agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless GEOSP has notified PP in writing of GEOSP's election to exclude all of its Registrable Securities from the Registration Statement.

          d. GEOSP agrees that, upon receipt of any notice from PP of the happening of any event of the kind described in Section 3(g) or 3(h), GEOSP will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until GEOSP's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(g) or 3(h) and, if so directed by PP, GEOSP shall deliver to PP (at the expense of PP) or destroy (and deliver to PP a certificate of destruction) all copies in GEOSP's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          e. An Investor may not participate in any underwritten registration hereunder unless such Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by such Investor,
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

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     5.   EXPENSES OF REGISTRATION.
          ------------------------

     All reasonable expenses (other than underwriting discounts, selling concessions and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for PP, the fees and disbursements of counsel for GEOSP, and the costs incident to an underwritten offering shall be borne by PP, subject to Section 3(f) hereof and provided that PP shall not be required to pay the expenses for more than two Demand Registrations using Long Form Registration Statements and requested pursuant to Section 2.a(i) hereof; all such registration expenses incurred in connection with any Demand Registration after the first two shall be allocated among all persons or entities (including PP) on whose behalf securities of PP are included in such registration, pro rata on the basis of the respective amounts of the securities
              --- ----
then being registered on their behalf, except that PP shall be required to pay such registration expenses to the extent that either the first or second Demand Registration constituted a Cutback Registration and PP would have otherwise been required to pay such registration expenses.

     6.   INDEMNIFICATION.
          ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the extent permitted by law, PP will indemnify, hold harmless and defend (i) each Investor who has Registrable Securities included in the Registration Statement, (ii) the directors, officers and each person who controls such Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), if any, and (iii) any underwriter (as defined in the 1933 Act) for such Investor; and the directors, officers and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "CLAIMS") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if PP files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by PP of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in
Section 6(d) with respect to the number of legal counsel, PP shall reimburse GEOSP and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to PP by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available to GEOSP by PP pursuant to Section

3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by PP pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of GEOSP to deliver or to cause to be delivered the prospectus made available by PP; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of PP, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by GEOSP pursuant to Section 9.

          b. In connection with any Registration Statement in which an Investor is participating, such Investor, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), PP, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls PP within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to PP by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided,
                                                                      --------
however, that the indemnity agreement contained in this Section 6(b) shall not
-------
apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that such Investor shall be
                       --------------------------
liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. PP shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

          d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided,
                                                                     --------
however, that an
-------

Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. PP shall pay reasonable fees for only one separate legal counsel for GEOSP, and such legal counsel shall be selected by GEOSP; provided, that legal fees of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.
          ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no
                                          --------  -------
contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.   REPORTS UNDER THE 1934 ACT.
          --------------------------

     With a view to making available to holders of Registrable Securities the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit GEOSP to sell securities of PP to the public without registration ("RULE 144"), PP agrees to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of PP under the 1933 Act and the 1934 Act so long as PP remains subject to such requirements (it being understood that nothing herein shall limit PP's obligations under the Exercise Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to GEOSP so long as it owns Registrable Securities, promptly upon request, (i) a written statement by PP that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of PP and such other reports and documents so filed by PP, and (iii) such other information as may be reasonably requested to permit GEOSP to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.
          ---------------------------------

     The rights to have PP register Registrable Securities pursuant to this Agreement shall be automatically assignable by GEOSP to any transferee of all or any portion of Registrable Securities if: (i) GEOSP agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to PP within a reasonable time after such assignment,
(ii) PP is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws,
(iv) at or before the time PP receives the written notice contemplated by clause
(ii) of this sentence the transferee or assignee agrees in writing with PP to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Exercise Agreement, and (vi) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to
Section 2(a), the transferee agrees to pay all its reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

     10.  AMENDMENT OF REGISTRATION RIGHTS.
          --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of PP and GEOSP. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon GEOSP and PP.

     11.  MISCELLANEOUS.
          -------------

          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If PP receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, PP shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b.   Notices.  Any notices required or permitted to be given under the
               -------
terms of this Agreement shall be in writing and shall be deemed given (a) when delivered personally, (b) five days after deposit, postage prepaid, if mailed by registered or certified mail, return receipt requested, or (c) upon transmission if transmitted by telex or facsimile (with an electronic confirmation thereof to the transmitter). The addresses for such communications shall be:

If to PP:            Plug Power, L.L.C.
                     968 Albany-Shaker Road
                     Latham, New York 12110
                     Attn: Mr. Gary Mittleman
                     Telecopy: (518) 782-7884

With a copy to:
                   ----------------------------------------
                   ----------------------------------------
                   ----------------------------------------
                   ----------------------------------------
                   Attn: __________________________________
                   Telecopy:_______________________________

If to GEOSP:       GE On-Site Power, Inc.
                   968 Albany-Shaker Road, Building 1
                   Latham, New York 12110
                   Attn: Mr. Barry Glickman
                   Telecopy: (518) 785-2831

With a copy to:
                   ----------------------------------------
                   ----------------------------------------
                   ----------------------------------------
                   ----------------------------------------
                   Attn:
                        -----------------------------------
                   Telecopy:
                            -------------------------------




Each party shall provide notice to the other party of any change in address.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

              e. This Agreement and the Exercise Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Exercise Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                               PLUG POWER, L.L.C.
                                               ------------------



                                               By:________________________
                                               Name:______________________
                                               Its:_______________________


                                               GE ON-SITE POWER, INC.


                                               By:________________________
                                               Name:______________________
                                               Its:_______________________